                                     [LOGO]

                        CARLISLE COMPANIES INCORPORATED
                      250 South Clinton Street, Suite 201
                         Syracuse, New York 13202-1258
                                 (315) 474-2500

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    A Special Meeting of Shareholders of Carlisle Companies Incorporated (the "Company") will be held at the offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York on Friday, December 20, 1996, at 10:00 A.M. for the following purposes:

    1. To act upon a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000 to effect a two-for-one split of the Company's issued shares of common stock;

    2. To transact any other business properly brought before the meeting.

    The two-for-one stock split is subject to the adoption by the shareholders of the proposed amendment to the Company's Restated Certificate of Incorporation.

    Only shareholders of record at the close of business on November 11, 1996 will be entitled to vote whether or not they have transferred their stock since that date.

             SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL
                  THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                          By Order of the Board of Directors

                                          STEVEN J. FORD
                                          Secretary

Syracuse, New York
November 18, 1996
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                                PROXY STATEMENT

                                    GENERAL

    The enclosed Proxy is solicited by the Board of Directors. The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time to solicitation by facsimile, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in connection therewith. Proxies may be revoked at any time prior to voting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 5.

    The mailing address of the principal executive offices of the Company is Carlisle Companies Incorporated, 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258. The Company intends to mail this Proxy Statement and the enclosed Proxy to shareholders on or about November 18, 1996.

                               VOTING SECURITIES

    At the close of business on September 30, 1996, the Company had outstanding 15,102,883 shares of common stock (the "Common Stock") of which 15,099,287 shares are entitled to vote. The remaining 3,596 shares are not entitled to vote until the holders of Carlisle Corporation common stock certificates exchange their certificates for certificates issued by the Company. The exchange is governed by an Agreement of Merger, dated March 7, 1986, which was approved by shareholders of Carlisle Corporation and became effective on May 30, 1986. Shares of the Company's Common Stock issued pursuant to the exchange before the November 11, 1996 record date will be entitled to vote at the Special Meeting.

    The Company's Restated Certificate of Incorporation provides that each person who received his or her Common Stock in connection with the Merger is entitled to five votes per share. Persons acquiring shares of the Company after May 30, 1986 (the effective date of the Merger) are entitled to one vote per share until the shares have been beneficially owned (as defined in the Restated Certificate of Incorporation) for a continuous period of four years. The actual voting power of each holder of Common Stock will be based on shareholder records at the time of the Special Meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 5. In addition to the shares outstanding on September 30, 1996, holders of shares issued from the treasury, other than for the exercise of stock options, before the close of business on November 11, 1996 (the record date for determining shareholders entitled to vote at the Special Meeting) will be entitled to five votes per share unless the Board of Directors determines otherwise at the time of authorizing such issuance.

                               SECURITY OWNERSHIP

BENEFICIAL OWNERS

    The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of September 30, 1996 by
(i) each person or entity known to the Company to beneficially own 5% or more of the outstanding shares of Common Stock; (ii) each of the Company's directors;
(iii) the Company's Chief Executive Officer, and each of the four remaining most highly paid executive officers who were serving as executive officers on December 31, 1995; (iv) John S. Barsanti and James B. Pineau, each of whom served as an executive officer of the Company during a portion of the 1995 fiscal year; and (v) all directors and executive offices of the Company as a group. As defined in Securities and Exchange Commission Rule 13d-3, "beneficial ownership" means essentially that a person has or
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shares voting or investment decision power over shares. It does not necessarily mean that the person enjoys any economic benefit from those shares.

                                                                      NUMBER OF
NAME                                                                    SHARES                        PERCENTAGE
--------------------------------------------------------------------  ----------                    ---------------
Fidelity Management and Research Center                                1,174,700  (a)                          7.78
  FMR Corp.
  82 Devonshire Street
  Boston, MA 02109
Fleming Capital Management, Inc.                                         807,900  (a)                          5.35
  320 Park Avenue
  New York, NY 10022
Ms. Magalen O. Bryant                                                    840,944  (b)(c)                       5.57
  c/o Carlisle Companies Incorporated
  250 S. Clinton St., Ste. 201
  Syracuse, NY 13202
Mr. George L. Ohrstrom, Jr.                                            1,112,617  (b)(c)(f)(j)                 7.37
  c/o Carlisle Companies Incorporated
  250 S. Clinton St., Ste. 201
  Syracuse, NY 13202
Donald G. Calder                                                           8,648  (d)                           .06
Paul J. Choquette, Jr.                                                     1,625                      less than .01
Henry J. Forrest                                                           2,074                      less than .01
Dennis J. Hall                                                           166,780  (h)(i)                       1.09
Peter L.A. Jamieson                                                          250                      less than .01
Dr. Peter F. Krogh                                                           495                      less than .01
Stephen P. Munn                                                          580,946  (e)(f)(h)(i)                 3.79
Eriberto R. Scocimara                                                      5,226  (g)                           .03
Scott C. Selbach                                                          36,346  (h)(i)                        .24
John S. Barsanti                                                          26,443  (h)(i)                        .17
James B. Pineau                                                           27,262  (h)(i)                        .18
John W. Altmeyer                                                          30,869  (h)(i)                        .20
Steven J. Ford                                                             8,172  (i)                           .05
Directors and current executive officers as a group                    2,121,915  (h)(i)                      18.84
  (17 persons)

------------------------

(a) The shares are held in various fiduciary capacities. The shareholder has shared voting and dispositive powers with respect to all shares. The number of shares are based on the institution's Schedule 13F filing for the period ended June 30, 1996.

(b) Includes 285,696 shares (1.89%) held by a trust for the benefit of Mrs. Bryant's children as to which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.

(c) Includes 201,600 shares (1.33%) held by the Ohrstrom Foundation, of which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.

(d) Includes 1,000 shares held by Mr. Calder's wife and 800 shares held by Mr. Calder's wife as custodian for the benefit of their two children. Mr. Calder disclaims beneficial ownership of these shares.

(e) Includes 2,600 shares held by Mr. Munn's wife. Mr. Munn disclaims beneficial ownership of these shares.

(f) Includes 245,696 shares (1.62%) held by a trust for the benefit of Mr. Ohrstrom's children as to which Mr. Ohrstrom and Mr. Munn are co-trustees. Each disclaims beneficial ownership of these shares.

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(g) Includes 1,000 shares held by Mr. Scocimara's wife. Mr. Scocimara disclaims beneficial ownership of these shares.

(h) Includes shares allocated to the accounts of the following named officers participating in the Company's Employee Incentive Savings Plan; Mr. Munn, 1,876 shares; Mr. Hall, 1,780 shares; Mr. Selbach, 1,574 shares; Mr. Altmeyer, 1,202 shares; Mr. Barsanti, 826 shares; Mr. Pineau, 1,495 shares. Each participant in the Plan has the right to direct the voting of shares allocated to his account. Shares are held by the trustee of the Employee Incentive Savings Plan in a commingled trust fund with beneficial interest allocated to each participant's account.

(i) Includes shares which the following named officers and other executive officers have the right to acquire within 60 days of September 30, 1996 through the exercise of stock options issued by the Company; Mr. Munn, 220,167 shares; Mr. Hall, 135,000 shares; Mr. Selbach, 24,333 shares; Mr. Barsanti, 23,917 shares; Mr. Pineau, 22,667 shares; Mr. Altmeyer, 19,667 shares; Mr. Ford, 7,667 shares; and other executive officers, 5,833 shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until the stock issued upon exercise of the options has been held for a continuous period of four years.

(j) Includes 4,400 shares (less than .01%) held by various trusts for the benefit of Mr. Ohrstrom's children as to which Mr. Ohrstrom is a co-trustee. Mr. Ohrstrom disclaims beneficial ownership of these shares.

                                    PROPOSAL

            APPROVAL OF AMENDMENT TO COMPANY'S RESTATED CERTIFICATE
               OF INCORPORATION TO EFFECT TWO-FOR-ONE STOCK SPLIT

    On October 4, 1996, the Board of Directors approved a two-for-one stock split (the "Split") of the Company's Common Stock, as well as an amendment to the Company's Restated Certificate of Incorporation to increase the authorized Common Stock of the Company from 25,000,000 shares to 50,000,000 shares (the "Amendment"). Par value would remain at $1.00 per share of Common Stock.

    The Board of Directors believes that the Split will broaden the market for the Common Stock and result in a more widespread ownership and greater interest in the Company. The Split is subject to the adoption of the Amendment which requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding.

INCREASE IN AUTHORIZED COMMON STOCK

    An increase in the number of authorized shares of Common Stock is necessary to permit the Split, which will result in more shares being outstanding than are currently authorized. The Split will also entail a two-for-one adjustment in the number of shares of Common Stock that are held in the Company's treasury or are subject to issuance upon exercise of outstanding options or reserved for issuance under future grants under the Company's existing stock option and incentive plans.

    Although the Amendment will increase the total number of authorized shares of Common Stock by an amount greater than that necessary to effect the Split and cover outstanding and future option grants, the existing relative proportion of issued to unissued shares will be preserved. This will ensure that the Company continues to have additional shares available for future issuance from time to time as approved by the Board of Directors for any proper corporate purpose, including acquisitions of other businesses and issuances under stock option and other employee incentive programs, in each case subject to applicable laws and stock exchange regulations.

PURPOSES AND EFFECTS OF THE PROPOSED SPLIT

    If the Amendment is adopted at the Special Meeting, the Secretary of the Company will file a Certificate of Amendment with the Secretary of State of the State of Delaware on or about December 20, 1996. On January 2, 1997 (the "Split Record Date"), each share of Common Stock, $1.00 par value, previously issued (including shares held in treasury) will be split into two shares of Common Stock, $1.00 par value, without any action being required by the holder of the stock.

    Based on the number of shares of Common Stock issued as of September 30, 1996, the number of issued shares of Common Stock (including shares held in treasury) will be doubled from 19,665,312 to 39,330,624, and the number of authorized but unissued shares of Common Stock would be doubled from 5,334,688 shares to 10,669,376 shares.

    The Split and maintenance of par value at $1.00 per share will increase the Common Stock account by $19,665,312, which amount will be charged against Additional Paid-In Capital and Retained Earnings.

    The Split will be accomplished by leaving in the hands of the shareholders their existing certificates which will continue to represent the same number of shares, par value $1.00 per share, and by mailing to the holders of such certificates new certificates representing one additional share of Common Stock, par value $1.00 per share, for each share held of record on the Split Record Date. It is anticipated that certificates for the additional shares will be mailed to the stockholders on or about January 15, 1997. ACCORDINGLY, EXISTING CERTIFICATES REPRESENTING SHARES OF COMMON STOCK SHOULD BE RETRAINED BY EACH SHAREHOLDER AND SHOULD NOT BE DESTROYED OR RETURNED TO THE COMPANY.

    The additional shares issuable upon the effectiveness of the Split will be fully paid and nonassessable, and will not carry preemptive rights. No change will result in the relative rights or interests of the shareholders by virtue of the Split. The newly authorized shares of Common Stock, $1.00 par value, will be similar in all respects to the presently authorized shares of Common Stock.

    The Company plans to apply for listing of the newly issued shares on the New York Stock Exchange.

    The Company has been advised by its Tax Department that under present federal income tax laws the Split, if made as proposed, will not result in taxable income to the recipients. The cost or other tax basis for each share held at the close of business on the Split Record Date will be apportioned equally between the existing shares and the additional shares issued pursuant to the Split; and the tax holding period for the additional shares will be the same as the tax holding period for the existing shares.

    If shareholders dispose of their shares of Common Stock after the Split, they may pay higher brokerage commissions on the same relative interest in the Company, because that interest will be represented by a greater number of shares.

    In accordance with the terms of the Company's various stock option and incentive plans, appropriate adjustments will be made in the number of shares of Common Stock reserved for issuance pursuant to such plans and the exercise price of outstanding option grants. From the Split Record Date, shares reserved for issuance pursuant to outstanding options or awards granted under such plans will be doubled and the exercise price per share will be divided by two.

    The Split will also have the effect of adjusting the outstanding Rights granted to the holders of Common Stock under the terms of the Company's Rights Agreement, adopted on February 8, 1989 (the "Rights Agreement"). The Rights become exercisable in certain events involving the acquisition of twenty percent (20%) or more of the Company's Common Stock by any person or group in a transaction not approved by the Company's Board of Directors. Upon occurrence of such an event, each Right, unless redeemed by the Board of Directors, entitles its holder to purchase for $420 and amount of Common Stock of the Company, or in certain circumstances stock of the acquiror, having a market value of twice the purchase price. The Rights, which are not currently exercisable, are not represented by separate certificates but trade automatically with the Common Stock. On the Split Record Date, each Right will become one half a right, with each post-Split share of Common Stock thereafter bearing an associated one half of a Right. The Split will also result in an adjustment of certain rights incident to the Company's Preferred Stock, which has been reserved for issuance under certain circumstances described in the Rights Agreement, as provided in the Certificate of Designation with respect to the Preferred Stock.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the shares of Common Stock issued and outstanding on November 11, 1996 will be required to approve the Amendment. The effect of an abstention is the same as that of a vote against the proposal. If the Amendment is approved by the shareholders, the Amendment will become effective upon filing a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Delaware Secretary of State. If the Amendment is authorized, paragraph A of Article Fourth of the Company's Restated Certificate of Incorporation will be amended to read as follows:

        "Fourth: A. The total number of shares of stock which the Corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares, divided into two (2) classes as follows:

        (i) Fifty Million (50,000,000) shares, each to be of the par value of One Dollar ($1.00), and to be designated as Common Stock; and,

        (ii) Five Million (5,000,000) shares, each to be of the par value of One Dollar ($1.00), and to be designated as Preferred Stock."

    If the Amendment is not so approved, the Company's authorized capital stock will not change.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

    To assure that your shares will be represented at the Special Meeting, please complete, sign, and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

    Any shareholder may revoke a proxy by a later-dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258 Attention:
Secretary) or by attending the Special Meeting and voting in person.

    The number of votes that each shareholder will be entitled to cast at the Special Meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition.

    Shareholders whose shares of Common Stock are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the shares they own as of November 11, 1996 were beneficially owned before November 11, 1992, entitling such shareholder to five votes per share, and how many were acquired after November 10, 1992, entitling such shareholder to one vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Special Meeting, it will be deemed by the Company that beneficial ownership of all shares was effected after November 10, 1992, and the shareholder will be entitled to one vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his or her shares at the Special Meeting.

    Proxy cards are being furnished to shareholders of record on November 11, 1996 whose shares of Common Stock on the records of the Company show the following:

        (i) that such shareholder had beneficial ownership of such shares before November 11, 1992, and there has been no change since that date, thus entitling such shareholder to five votes for each share; or

        (ii) that beneficial ownership of such shares was effected after November 10, 1992, thus entitling such shareholder to one vote for each share; or

       (iii) that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five votes for some shares and one vote for other shares.

    Printed on the Proxy Card for each individual shareholder of record is the number of shares of Common Stock for which he or she is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

    Shareholders of record are urged to review the number of shares shown on their Proxy Cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose the notice along with the Proxy Card in the postage-paid, return envelope, or mail the notice directly to the Company at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired. Any notification of improper classification of votes must be made at least three (3) business days prior to the Special Meeting or the shareholder will be entitled at the Special Meeting to the number of votes indicated on the records of the Company.

    In certain cases record ownership may change but beneficial ownership for voting purposes does not change. The Restated Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock. Shareholders should consult the pertinent provision of the Restated Certificate of Incorporation attached as Annex A for those exceptions.

    By resolution duly adopted by the Board of Directors of the Company pursuant to subparagraph B(v) of Article Fourth of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled.

        (i) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five votes or one vote.

        (ii) In the event the Vice President and Treasurer of the Company, in his or her sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during the four-year period preceding the record date, he or she may require such additional evidence and, until it is provided in form and substance satisfactory to him or her, a change in beneficial ownership during such period shall be deemed to have taken place.

       (iii) Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

                               VOTING PROCEDURES

    The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Special Meeting.

    All proxies will be voted, if no contrary instruction is indicated on the proxy, for the Amendment.

    All shares of Common Stock in the Company's Employee Incentive Savings Plan that have been allocated to the account of a participant for which the Trustee receives voting instructions will be voted in accordance with those instructions. All Common Stock that has been allocated to the account of a participant for which the Trustee has not received voting instructions, and any shares which have not been allocated to account of a participant, will be voted by the Trustee in the same proportion as the shares for which the Trustee has received voting instructions from participants.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented at the Special Meeting. Should any further business come before the Special Meeting or any adjourned meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

                                          By Order of the Board of
                                          Directors
                                          Steven J. Ford,
                                          Secretary

Dated: November 18, 1996

                                    ANNEX A

          SUBPARAGRAPH B OF ARTICLE FOURTH OF THE RESTATED CERTIFICATE
              OF INCORPORATION OF CARLISLE COMPANIES INCORPORATED

    (I) EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION: EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

    (II) A CHANGE IN BENEFICIAL OWNERSHIP OF ANY OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE
FOLLOWING:

        (A) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK.

        (B) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (C) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (D) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

    (III) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (II) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK.

        (A) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON.

        (B) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION
    (V) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES
    (II) (A) THROUGH (II) (D), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF

    THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE MAY 30, 1986 FOR ANY PERIOD ENDING ON OR BEFORE MAY 30, 1990), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD.

        (C) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN.

        (D) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

    (IV) NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

        (A) ANY EVENT THAT OCCURRED PRIOR TO MAY 30, 1986 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL, AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON MAY 30, 1986 AND TO WHICH ANY HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER MAY 30, 1986 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (IV) (F) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE.

        (B) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISION OF THIS ARTICLE FOURTH.

        (C) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT.

        (D) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS.

        (E) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER.

        (F) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER.

        (G) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED.

        (H) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND ANY PERSON (AS DEFINED IN ARTICLE SEVENTH) CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR.

        (I) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON).

        (J) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO MAY 30, 1986.

        (K) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST
    INSTRUMENT: PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

    (V) FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGE IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATION SHALL BE ESTABLISHED AND MAY BE AMENDED FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING

SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

    (VI) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

    (VII) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

White

PROXY                                                                      PROXY
                           CARLISLE COMPANIES INCORPORATED

                      Proxy Solicited By The Board Of Directors
              For A Special Meeting of Shareholders - December 20, 1996

Stephen P. Munn and Dennis J. Hall, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at a special meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 250 South Clinton Street, Suite 201, Syracuse, New York, at 10:00 A.M. on Friday, December 20, 1996, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                                       __   Check here for address change.
                                            New Address:
                                            ______________________________
                                            ______________________________
                                            ______________________________

                    (Continued and to be signed on reverse side.)

                           Carlisle Companies Incorporated
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY   /X/


This proxy will be voted as specified or, if no choice is specified, will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares.

1.  To amend the Company's Restated
    Certificate of Incorporation to     FOR   AGAINST  ABSTAIN
    increase the number of authorized
    shares of common stock from         / /     / /     / /
    25,000,000 shares to
    50,000,000 shares.






    Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.


Dated: ___________________________, 1996


Signature(s) ___________________________

________________________________________
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

Yellow

PROXY                                                                     PROXY
                           CARLISLE COMPANIES INCORPORATED

                      Proxy Solicited by the Board of Directors
              For A Special Meeting of Shareholders - December 20, 1996

Stephen P. Munn and Dennis J. Hall, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at a special meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 250 South Clinton Street, Suite 201, Syracuse, New York, at 10:00 A.M. on Friday, December 20, 1996, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                                       __   Check here for address change.
                                            New Address:
                                            ______________________________
                                            ______________________________
                                            ______________________________


                    (Continued and to be signed on reverse side.)

                           Carlisle Companies Incorporated
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/


This proxy will be voted as specified or, if no choice is specified, will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares.

1.  To amend the Company's Restated          FOR         AGAINST       ABSTAIN
    Certificate of Incorporation to
    increase the number of authorized        / /           / /           / /
    shares of common stock from
    25,000,000 shares to
    50,000,000 shares.


                              VOTING CONFIRMATION

    Please provide the number of shares beneficially owned for each category as of November 11, 1996.

    _____ shares beneficially owned BEFORE November 11, 1992 entitled to five votes each.

    _____ shares beneficially owned AFTER November 10, 1992 entitled to one vote each.

          Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.



    Dated: ___________________________, 1996


    Signature(s) ________________________________________________________
    Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

                         TIME-PHASED VOTING INSTRUCTIONS

                         CARLISLE COMPANIES INCORPORATED

                      Voting Procedures - Beneficial Owners
                 Common Stock of Carlisle Companies Incorporated

TO ALL BANKS, BROKERS AND NOMINEES:

     Carlisle Companies Incorporated ("Carlisle") shareholders who were holders of record on November 11, 1996 and who acquired Carlisle Common Stock before November 11, 1992, will be entitled to cast five votes per share at the Special Meeting to be held on December 20, 1996. Those holders of record who acquired their shares after November 10, 1992 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

     To enable Carlisle to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he or she is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES WHERE BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE
LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

                               VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of November 11, 1996.

     _____ shares beneficially owned BEFORE November 11, 1992 entitled to five votes each.

     _____ shares beneficially owned and acquired AFTER November 10, 1992 entitled to one vote each.

     If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

     YOU DO NOT HAVE TO TABULATE VOTES. Only record the number of shares shown on the "Voting Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER November 10, 1992.

     IF YOU ARE A BROKER, DO NOT CONFIRM SHARES. Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

     IF YOU ARE A BANK, YOU MAY WISH TO FOLLOW YOUR USUAL PROCEDURES AND FURNISH THE PROXY CARD TO THE BENEFICIAL OWNER. The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Voting Confirmation." The beneficial owner may return the Proxy Card either to you or to Carlisle Companies Incorporated c/o Harris Trust and Savings Bank, P.O. Box A-3800, Chicago, Illinois 60690-9608.

November 18, 1996

     Unless otherwise specified below, this Proxy will be voted FOR the proposed amendment to the Company's Restated Certificated of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares.

                         CARLISLE COMPANIES INCORPORATED
                THIS PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     At a Special Meeting of Stockholders of Carlisle Companies Incorporated to be held on Friday, December 20, 1996, at 10:00 A.M. at the offices of the Company, 250 South Clinton Street; Suite 201, Syracuse, New York and all adjournments thereof, Stephen P. Munn and Dennis J. Hall, and each of them, are authorized to represent me and vote my shares on the following:

ITEM

     1. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares.

     2.   Any other matter properly brought before this meeting.
(INSTRUCTION: In the table below indicate the number of shares voted FOR, AGAINST or ABSTAIN as to the proposal)

                                                SHARES BENEFICIALLY OWNED
                                                    BEFORE NOVEMBER 11,
                                              1992.  (POST NUMBER OF SHARES,
                                                    NOT NUMBER OF VOTES)
                                             ----------------------------------

                                             FOR         AGAINST      ABSTAIN
                                             ---         -------      -------

1. To amend the Company's
Restated Certificate of Incorporation
to increase the number of authorized
shares of common stock from
25,000,000 shares to 50,000,000 shares.      _______     _______      _______



                                                SHARES BENEFICIALLY OWNED AND
                                              ACQUIRED AFTER NOVEMBER 10, 1992
                                                   (POST NUMBER OF SHARES,
                                                    NOT NUMBER OF VOTES)
                                             ----------------------------------

                                             FOR         AGAINST      ABSTAIN
                                             ---         -------      -------

1. To amend the Company's
Restated Certificate of Incorporation
to increase the number of authorized
shares of common stock from
25,000,000 shares to 50,000,000 shares.      _______     _______      _______


                                                  POST ONLY RECORD POSITION:
                                                    DO NOT TABULATE VOTES


                                               DATED _____________________, 1996
                                               _________________________________
                                               _________________________________

          "ADDRESS LABEL"                    SIGNATURE OF STOCKHOLDER
                                             PLEASE SIGN YOUR NAME AS IT APPEARS
                                             ON THE PROXY.  IN CASE OF MULTIPLE
                                             OR JOINT OWNERSHIP, ALL SHOULD
                                             SIGN.  WHEN SIGNING AS ATTORNEY,
                                             EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                             GUARDIAN, GIVE FULL TITLE AS SUCH.